Exhibit T3G.2

SOCIEDAD	DIRECTORIO
ENJOY GESTION LIMITADA	Administradores:
• Rodrigo Larraín Kaplan
• Eliseo Gracia Martínez
• Esteban Rigo-Righi Baillie
ENJOY CONSULTORA S.A.	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eduardo Sboccia Serrano
• Rodrigo Larraín Kaplan
• Eliseo Gracia Martínez

Gerente General: Esteban Rigo-Righi Baillie

OPERACIONES INTEGRALES COQUIMBO LIMITADA	Administradora:
Enjoy Gestión Limitada

Gerente General: Rodrigo Bórquez Soudy*

CAMPOS DEL NORTE S.A.	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Rodrigo Larraín Kaplan
• Lucas Marulanda López
• Eliseo Gracia Martínez
• Eduardo Sboccia Serrano

Gerente General: Rodrigo Bórquez Soudy*

SLOTS S.A.	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eliseo Gracia Martínez
. Rodrigo Larraín Kaplan

Gerente General: Eliseo Gracia Martínez

MASTERLINE S.A.	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Rodrigo Larraín Kaplan

Gerente General: Fabian Ángel Giame

KUDEN S.A.	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eliseo Gracia Martínez
• Lucas Marulanda López
• Eduardo Sboccia Serrano

Gerente General: Gonzalo Grob Duhalde

OPERACIONES TURÍSTICAS S.A.	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eliseo Gracia Martínez

Gerente General: Gonzalo Grob Duhalde

OPERACIONES INTEGRALES ISLA GRANDE S.A.	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Rodrigo Larraín Kaplan
• Eliseo Gracia Martínez
• Eduardo Sboccia Serrano

Gerente General: Gabiel Tobar Müllers

RANTRUR S.A.	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eliseo Gracia Martínez
• Lucas Marulanda López
• Eduardo Sboccia Serrano

Gerente General: Francisco Prado Contreras

CASINO DE LA BAHÍA S.A.	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eliseo Gracia Martínez
• Eduardo Sboccia Serrano
• Rodrigo Larraín Kaplan

Gerente General: Rodrigo Bórquez Soudy

CASINO DEL MAR S.A.	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eliseo Gracia Martínez
• Eduardo Sboccia Serrano
• Rodrigo Larraín Kaplan

Gerente General: Rodrigo Bórquez Soudy

CASINO DEL LAGO S.A.	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eliseo Gracia Martínez
• Eduardo Sboccia Serrano
• Rodrigo Larraín Kaplan

Gerente General: Rodrigo Bórquez Soudy

CASINO DE PUERTO VARAS S.A.	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eliseo Gracia Martínez
• Eduardo Sboccia Serrano
• Rodrigo Larraín Kaplan

Gerente General: Rodrigo Bórquez Soudy

INVERSIONES ENJOY SpA	Administradores
Enjoy Gestión Limitada

ENJOY CARIBE SpA	No tiene Directorio. Administrador:
• Enjoy Gestión Limitada

INVERSIONES INMOBILIARIAS ENJOY SpA	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eliseo Gracia Martínez
• Eduardo Sboccia Serrano
• Rodrigo Larraín Kaplan

Gerente General: Esteban Rigo-Righi Baillie

INMOBILIARIA PROYECTO INTEGRAL	Directorio de la sociedad Inversiones Inmobiliarias Enjoy SpA
COQUIMBO SpA	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eliseo Gracia Martínez
• Eduardo Sboccia Serrano
• Rodrigo Larraín Kaplan

Gerente General: Eliseo Gracia Martínez

INMOBILIARIA KUDEN SpA	Directorio de la sociedad Inversiones Inmobiliarias Enjoy SpA
• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eliseo Gracia Martínez
• Eduardo Sboccia Serrano
• Rodrigo Larraín Kaplan

Gerente General: Eliseo Gracia Martínez

INMOBILIARIA PROYECTO INTEGRAL	Directorio de la sociedad Inversiones Inmobiliarias Enjoy SpA
CASTRO SpA	• Antonio Martínez Seguí (Presidente)
• Javier Martínez Seguí
• Eliseo Gracia Martínez
• Eduardo Sboccia Serrano
• Rodrigo Larraín Kaplan

Gerente General: Eliseo Gracia Martínez

INVERSIONES ANDES ENTRETENCIÓN LIMITADA	Administradora
Enjoy Gestión Limitada

YOJNE S.A.	• Ramon Moyano
• Ricardo Vicente Seeber
BALUMA S.A.	• (T) Javier Martínez Seguí;
• (T) Antonio Martínez Seguí;
• (T) Rodrigo Larraín Kaplan;
• (T) Eduardo Sboccia Serrano;
• (T) Eliseo Gracia Martínez;
• (T) Esteban Rigo Righi;
• (T) Marcelo Tapia;
• (T) Sebastián Truffello Palau;

Gerente General: Ignacio Sarmiento